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                                                                  EXHIBIT NO. 23
                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement Nos. 333-92283, 333-92283-01, 333-92283-02 and 333-92283-03 of Duke Capital
Corporation on Form S-3 of our report dated February 11, 2000, appearing in this Form 10-K of Duke Capital Corporation for the year ended December 31, 1999.



/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 28, 2000